UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On January 28, 2009, C. Douglas Mitchell, Noma S. Bates and Carol A. Stokes resigned as directors of Commerce Energy Group, Inc. (the “Corporation”) effective upon the effectiveness of the amendment to the Bylaws disclosed in Item 5.03(a) below.

(d)    On January 27, 2009, Rohn Crabtree, the sole remaining director of the Corporation, took action pursuant to Section 3.7 of Article III of the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”) to appoint C. Douglas Mitchell, the Corporation’s Chief Financial Officer and Secretary and an employee of the Corporation’s former subsidiary, Commerce Energy, Inc. (“Commerce”), and Noma S. Bates and Carol A. Stokes, employees of Commerce, as Class III directors of the Corporation.

C. Douglas Mitchell, Noma S. Bates and Carol A. Stokes will not receive any compensation for their service as directors of the Corporation and will not be appointed to any committees of the Corporation’s Board of Directors.

Additionally, None of C. Douglas Mitchell, Noma S. Bates or Carol A. Stokes was selected as a director of the Corporation pursuant to any understanding with any other person and there are no family relationships between C. Douglas Mitchell, Noma S. Bates or Carol A. Stokes and any other director or executive officer of the Corporation.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)    Effective January 28, 2009, the Board of Directors of the Corporation amended Section 3.2 of Article III of the Bylaws to eliminate the requirement that the number of authorized directors of the Corporation, as determined from time to time by the Corporation’s Board of Directors, be within a range of five to eleven directors (the “Amendment”).  The text of Section 3.2 of Article III of the Bylaws, as amended reads as follows:

“Number.  Subject to the rights, if any, of any series of Preferred Stock then outstanding, the authorized number of Directors of the Corporation shall be established, from time to time, by resolution of the Board.”

Following the adoption of the Amendment, the Board of Directors of the Corporation established the authorized number of directors of the Corporation at one director effective upon the effectiveness of the resignations of C. Douglas Mitchell, Noma S. Bates and Carol A. Stokes.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

3.02	Amendment to Second Amended and Restated Articles of Incorporation of Commerce Energy Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: February 2, 2009	By:	/s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.02	Amendment to Second Amended and Restated Articles of Incorporation of Commerce Energy Group, Inc.